                                                                    Exhibit 10.6

                                    GUARANTY

THIS GUARANTY, dated as of October 15, 2002 (this "GUARANTY") by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., and Golfsmith Licensing, L.L.C., (referred to herein individually as "GUARANTOR" and collectively as "GUARANTORS"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent (in such capacity, "AGENT") for itself and the lenders from time to time party to the Credit Agreement as defined below ("LENDERS").

WHEREAS:

(A) WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P. ("L.P."), Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C. ("USA"), Golfsmith NU, L.L.C. ("NU"), and Golfsmith Licensing, L.L.C., each as a Credit Party (with L.P., NU and USA as Borrowers), Agent and Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT") the Lenders have agreed to make available to Borrowers, upon terms and conditions thereof, the Revolving Loans and Letters of Credit provided for in the Credit Agreement;

(B) Borrowers wish to borrow certain Loans and cause certain Letters of Credit to be issued;

(C) Each of the Guarantors will benefit from the making of the Loans and the Letter of Credit Obligations as provided for in the Credit Agreement, and have agreed to guarantee payment of the Obligations.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce Lenders to make the Loans and to incur the Letter of Credit Obligations to be made and incurred by Lenders under the Credit Agreement, it is agreed as follows:

1.    DEFINITIONS

      Capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement and Annex A thereto, unless otherwise defined herein.

      References to this "GUARANTY" shall mean this Guaranty, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guaranty as the same may be in effect at the time such reference becomes operative.

2.    THE GUARANTY

2.1   Guaranty of Guaranteed Obligations

      Each Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees to Agent for the ratable benefit of the Lenders and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations (collectively, the "GUARANTEED OBLIGATIONS"). Each Guarantor agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

      (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Guaranty, any other Loan Document or any other agreement, document or instrument to which any Credit Party and/or Guarantor is or may become a party;

      (b) the absence of any action to enforce this Guaranty or any other Loan Document or the waiver or consent by Agent and/or Lenders with respect to any of the provisions thereof;

      (c) the existence, value or condition of, or failure to perfect Agent's Lien against, any Collateral for the Guaranteed Obligations or any action, or the absence of any action, by Agent in respect thereof (including, without limitation, the release of any such security);

      (d)   the insolvency of any Credit Party; or

      (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

      it being agreed by each Guarantor that its obligations under this Guaranty shall not be discharged until the Termination Date. Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations. Each Guarantor agrees that any notice or directive given at any time to Agent which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by Agent and Lenders and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless Agent and Lenders have specifically agreed otherwise in writing. It is agreed among Guarantors, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and that, but for this Guaranty and such waivers, Agent and Lenders would decline to enter into the Credit Agreement.

2.2   Demand by Agent or Lenders

      In addition to the terms of the Guaranty set forth in Section 2.1 hereof, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time, the outstanding principal amount of the Guaranteed Obligations under the Credit Agreement (including all accrued interest thereon) is declared to be immediately due and payable, then each Guarantor shall, jointly and severally, without demand, pay to the holders of the Guaranteed Obligations the entire outstanding Guaranteed Obligations due and owing to such holders. Payment by the Guarantors shall be made to Agent in immediately available funds to an account, designated by Agent or at the address set forth herein for the giving of notice to Agent or at any other address that may be specified in writing from time to time by Agent, and shall be credited and applied to the Guaranteed Obligations.

2.3   Enforcement of Guaranty

      In no event shall Agent have any obligation (although it is entitled, at its option) to proceed against any Borrower or any other Credit Party or any Collateral pledged to secure Guaranteed Obligations before seeking satisfaction from any Guarantor, and Agent may proceed, prior or subsequent to, or simultaneously with, the enforcement of Agent's rights hereunder, to exercise any right or remedy which it may have against any Collateral, as a result of any Lien it may have as security for all or any portion of the Guaranteed Obligations.

2.4   Waiver

      In addition to the waivers contained in Section 2.1 hereof, each Guarantor waives and agrees that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Guarantor of its Guaranteed Obligations under, or the enforcement by Agent or Lenders of, this Guaranty. Each Guarantor hereby waives diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in any Borrower's financial condition or any other fact which might increase the risk to such Guarantor) with respect to any of the Guaranteed Obligations or all other demands whatsoever and, to the fullest extent permitted by law, waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each Guarantor represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offsets or defenses against Agent or Lenders or any Credit Party of any kind. Each Guarantor further agrees that its obligations under this Guaranty shall not be subject to any counterclaims, offsets or defenses against Agent or any Lender or against any Credit Party of any kind which may arise in the future.

2.5   Benefit of Guaranty

      The provisions of this Guaranty are for the benefit of Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any Credit Party and Agent or Lenders, the obligations of any Credit Party under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, indorsed or assigned by Agent or any Lender to any Person or Persons, any reference to "AGENT" or "LENDER" herein shall be deemed to refer equally to such Person or Persons.

2.6   Modification of Guaranteed Obligations, Etc.

      Each Guarantor hereby acknowledges and agrees that Agent and Lenders may at any time or from time to time, with or without the consent of, or notice to such Guarantor:

      (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

      (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

      (c)   amend or modify, in any manner whatsoever, the Loan Documents;

      (d) extend or waive the time for any Credit Party's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

      (e) take and hold Collateral for the payment of the Guaranteed Obligations guaranteed hereby or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which Agent or Lenders have been granted a Lien, to secure any Obligations;

      (f) release anyone who may be liable in any manner for the payment of any amounts owed by any Guarantor or any Credit Party to Agent or any Lender;

      (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Guarantor or any Credit Party are subordinated to the claims of Agent and Lenders; and/or

      (h) apply any sums by whomever paid or however realized to any amounts owing by any Guarantor or any Credit Party to Agent or any Lender in such manner as Agent or any Lender shall determine in its discretion, and Agent and Lenders shall not incur any liability to any Guarantor as a result thereof, and no such action shall impair or release the Guaranteed Obligations of any Guarantor under this Guaranty.

2.7   Reinstatement

      This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Credit Party or any Guarantor for liquidation or reorganization, should any Credit Party or any Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Credit Party's or Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Agent or any Lender, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

2.8   Deferral of Subrogation, Etc.

      Notwithstanding anything to the contrary in this Guaranty, or in any other Loan Document, each Guarantor hereby:

      (a) expressly and irrevocably waives, on behalf of itself and its successors and assigns (including any surety) until the Termination Date, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to any Guarantor against a principal, to any Guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any Person, and which any Guarantor may have or hereafter acquire against any Credit Party in connection with or as a result of Guarantor's execution, delivery and/or performance of this Guaranty, or any other documents to which any Guarantor is a party or otherwise; and

      (b) acknowledges and agrees that this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise effect any Guarantor's liability hereunder or the enforceability of this Guaranty, and that Agent, Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 2.8 and their rights under this Section 2.8 shall survive payment in full of the Guaranteed Obligations.

2.9   Election of Remedies

      If Agent may, under applicable law, proceed to realize benefits under any of the Loan Documents giving Agent or Lenders a Lien upon any Collateral owned by any Credit Party, either by judicial foreclosure or by non-judicial sale or enforcement, Agent may, at its sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, Agent shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Credit Party, whether because of any applicable laws pertaining to "election of remedies" or the like, each Guarantor hereby consents to such action by Agent and waives any claim based upon such action, even if such action by Agent shall result in a full or partial loss of any rights of subrogation which any Guarantor might otherwise have had but for such action by Agent. Any election of remedies which results in the denial or impairment of the right of Agent to seek a deficiency judgment against any Credit Party shall not impair any Guarantor's obligation to pay the full amount of the Guaranteed Obligations. In the event Agent shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Agent may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by Agent but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent and Lenders might otherwise be entitled but for such bidding at any such sale.

3.    DELIVERIES

      In a form satisfactory to Agent, each Guarantor shall deliver to Agent (with sufficient copies for each Lender), concurrently with the execution of this Guaranty and the Credit Agreement, the Loan Documents and other instruments, certificates and documents as are required to be delivered by such Guarantor to Agent under the Credit Agreement, to the extent not otherwise delivered thereunder.

4.    REPRESENTATIONS AND WARRANTIES

      To induce Lenders to make the Loans and incur Letter of Credit Obligations under the Credit Agreement, each Guarantor makes the representations and warranties as to such Guarantor contained in the Credit Agreement, each of which is incorporated herein by reference, and all of which shall be deemed to be made on the date of each borrowing by any Borrower under the Credit Agreement on and as of the date of such borrowing as though made hereunder on and as of such date.

5.    FURTHER ASSURANCES

      Each Guarantor agrees, upon the written request of Agent or any Lender, to execute and deliver to Agent or such Lender, from time to time, any additional instruments or documents reasonably considered necessary by Agent or such Lender to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

6.    PAYMENTS FREE AND CLEAR OF TAXES

      All payments required to be made by any Guarantor hereunder shall be made to Agent and Lenders free and clear of, and without deduction for, any and all present and future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6) Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, such Guarantor shall make such deductions and such Guarantor shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, such Guarantor shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof. Such Guarantor shall indemnify and, within ten (10) days of written demand therefor, pay Agent and each Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 6) paid by Agent or such Lender, as appropriate with respect to payments required to be made by such Guarantor, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted and (d) within 30 days after the written request of Guarantor, each Lender or Agent shall, at the cost of such Guarantor, execute and deliver to Guarantor such information, certificates or forms as are reasonably requested by such Guarantor in such request, which can be furnished consistent with the facts and which are necessary to assist such Guarantor in applying for refunds of Taxes paid (or reimbursed pursuant to Section 6) by such Guarantor hereunder provided always that no Lender or Agent shall be obliged to execute and deliver any information, certificates or forms regarding any part of its business or affairs that it considers to be confidential. If a Lender or Agent receives a refund of any Taxes with respect to which any Guarantor has made a payment hereunder or otherwise, such Lender or Agent shall pay to such Guarantor an amount that such Lender or Agent determines in good faith to be equal to the net benefit, after tax, that was obtained by such Lender or Agent (as the case may be) as a consequence of such refund.

7.    OTHER TERMS

7.1   Entire Agreement

      This Guaranty, the Credit Agreement, the Notes and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior commitments, agreements, representations, and understandings, whether oral or written, relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto.

7.2   Headings

      Section and subsection headings are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purposes or be given substantive effect.

7.3   Severability

      The invalidity, illegality, or unenforceability in any jurisdiction of any provision of this Guaranty shall not affect or impair the remaining provisions of this Guaranty.

7.4   Notices

      Any notice or other communication required shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a Business Day before 4:00 p.m. New York Time; (c) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

      Notices shall be addressed as follows:

      (a)   If to Agent, at:

            General Electric Capital Corporation
            335 Madison Avenue
            12th Floor
            New York, NY  10017
            Attention:  Golfsmith Account Manager
            Telephone No.:    (212) 370-8000
            Telecopier No.:   (212) 983-8766

            with copies to:

            General Electric Capital Corporation
            Capital Funding, Inc.
            777 Long Ridge, Building B, First Floor
            Stamford, CT  06927
            Attention:  Corporate Counsel
            Telephone No.:    (203) 357-3159
            Telecopier No.:   (203) 703-1777

            and:

            General Electric Capital Corporation
            201 High Ridge Road
            Stamford, CT  06927-5100
            Attention:  Corporate Counsel
            Telephone No.:    (203) 316-7552
            Telecopier No.:   (203) 316-7889

            and:

            Clifford Chance US LLP
            200 Park Avenue
            New York, NY  10166
            Attention:  Robert S. Finley, Esq.
            Telephone No.:    (212) 878-3194
            Telecopier No.:   (212) 878-8375

      (b) If to any Lender, at the address of such Lender specified in the Credit Agreement;

      (c)   If to Guarantor at:

            c/o Golfsmith International, Inc.
            11100 North IH 35
            Austin, Texas 78753-3195
            Attention:  Chief Financial Officer
            Telephone No.:    (512) 821-4047
            Telecopier No.:   (512) 837-1019

            with a copy to:

            First Atlantic Capital, Ltd.
            135 East 57th Street
            New York, NY  10022
            Attention:  Noel Wilens
            Fax:  (212) 207-8842

7.5   Successors and Assigns

      This Guaranty and all obligations of each Guarantor hereunder shall be binding upon the successors and assigns of such Guarantor (including a debtor-in-possession on behalf of such Guarantor) and shall, together with the rights and remedies of Agent, for itself and for the benefit of Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of Agent and Lenders hereunder. No Guarantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty.

7.6   No Waiver; Cumulative Remedies; Amendments

      Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent, for itself and the ratable benefit of Lenders, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising, on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Guaranty may be waived, altered, modified, supplemented or amended except by an instrument in writing, duly executed by Agent and each Guarantor.

7.7   Termination

      This Guaranty is a continuing guaranty and shall remain in full force and effect until the payment and performance in full of the Guaranteed Obligations. Upon payment and performance in full of the Guaranteed Obligations, Agent shall deliver to each Guarantor such documents as such Guarantor may reasonably request to evidence such termination.

7.8   Counterparts; Effectiveness

      This Guaranty and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one in the same instrument. This Guaranty shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

7.9   Consent to Jurisdiction

      GUARANTORS HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. GUARANTORS EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. GUARANTORS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON ANY GUARANTORS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH GUARANTOR, AT THE ADDRESS SET FORTH IN THIS GUARANTY AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF GUARANTORS OR ANY OF THEIR AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF SUCH GUARANTORS FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). GUARANTORS AGREE THAT AGENT'S OR ANY LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. GUARANTORS IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER THEIR CONTROL AND RELATING TO THE DISPUTE.

7.10  Waiver of Jury Trial

      GUARANTORS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY AND THE OTHER LOAN DOCUMENTS. GUARANTORS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTORS WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

7.11  Limitation

      Notwithstanding any provision herein contained to the contrary, the liability of each of Golfsmith GP. L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C. and Golfsmith Licensing L.L.C. (each, a "Limited Guarantor") under this Guaranty shall be limited to an amount not to exceed as of any date of determination the greater of:

      (a) the net amount of all Loans advanced to such Limited Guarantor under the Credit Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Limited Guarantor; and

      (b) the amount that could be claimed by Agent and Lenders from such Limited Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Limited Guarantor's right of contribution and indemnification from each other Guarantor under Section 7.12.

7.12  Contribution with Respect to Guaranty Obligations

      (a) To the extent that any Guarantor shall make a payment under this Guaranty of all or any of the Obligations (a "Guarantor Payment") that, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount that such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

      (b) As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim that could then be recovered from such Guarantor under this Section 7.12 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

      (c) This Section 7.12 is intended only to define the relative rights of Guarantors and nothing set forth in this Section 7.12 is intended to or shall impair the obligations of Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty. Nothing contained in this Section 7.12 shall limit the liability of any Guarantor to pay the Loans made directly or indirectly to that Guarantor and accrued interest, Fees and expenses with respect thereto for which such Guarantor shall be primarily liable.

      (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.

      (e) The rights of the indemnifying Guarantors against other Credit Parties under this Section 7.12 shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the Commitments.

7.13  Liability Cumulative

      The liability of Guarantors under this Section 7.11 and 7.12 is in addition to and shall be cumulative with all liabilities of each Guarantor under this Guaranty to which such Guarantor is a party or in respect of any Obligations or obligation of the other Guarantor, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date first above written.

                                    GOLFSMITH INTERNATIONAL, INC.


                                    By          /s/     NOEL E. WILENS
                                       -----------------------------------------
                                       Noel E. Wilens
                                       Vice President

                                    GOLFSMITH INTERNATIONAL HOLDINGS, INC.


                                    By          /s/     NOEL E. WILENS
                                       -----------------------------------------
                                       Noel E. Wilens
                                       Vice President

                                    GOLFSMITH GP HOLDINGS, INC.


                                    By          /s/     NOEL E. WILENS
                                       -----------------------------------------
                                       Noel E. Wilens
                                       Vice President

                                    GOLFSMITH HOLDINGS, L.P.
                                    By Golfsmith GP Holdings, Inc., as General
                                       Partner


                                    By          /s/     NOEL E. WILENS
                                       -----------------------------------------
                                       Noel E. Wilens
                                       Vice President

                                    GOLFSMITH GP, L.L.C.
                                    By Golfsmith Holdings, L.P., as Sole Member

                                    By Golfsmith GP Holdings, Inc., as General
                                       Partner


                                    By          /s/     NOEL E. WILENS
                                       -----------------------------------------
                                       Noel E. Wilens
                                       Vice President

                                    GOLFSMITH DELAWARE, L.L.C.
                                    By Golfsmith Holdings, L.P., as Sole Member

                                    By Golfsmith GP Holdings, Inc., as General
                                       Partner


                                    By          /s/     NOEL E. WILENS
                                       -----------------------------------------


                      SIGNATURE PAGE TO GOLFSMITH GUARANTY

                                       Noel E. Wilens
                                       Vice President

                                    GOLFSMITH CANADA, L.L.C.
                                    By Golfsmith Holdings, L.P., as Sole Member

                                    By Golfsmith GP Holdings, Inc., as General
                                       Partner


                                    By          /s/     NOEL E. WILENS
                                       -----------------------------------------
                                       Noel E. Wilens
                                       Vice President

                                    GOLFSMITH EUROPE, L.L.C.
                                    By Golfsmith Holdings, L.P., as Sole Member

                                    By Golfsmith GP Holdings, Inc., as General
                                       Partner


                                    By          /s/     NOEL E. WILENS
                                       -----------------------------------------
                                       Noel E. Wilens
                                       Vice President

                                    GOLFSMITH LICENSING, L.L.C.
                                    By Golfsmith Holdings, L.P., as Sole Member

                                    By Golfsmith GP Holdings, Inc., as General
                                       Partner


                                    By          /s/     NOEL E. WILENS
                                       -----------------------------------------
                                       Noel E. Wilens
                                       Vice President


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    AS AGENT

                                    By:         /s/    LAURENT PARIS
                                         ---------------------------------------
                                    Name:  Laurent Paris
                                           -----------------------------
                                           its Duly Authorized Signatory


                      SIGNATURE PAGE TO GOLFSMITH GUARANTY